Exhibit 99.5

THE BOARD OF GOVERNORS

OF THE FEDERAL RESERVE SYSTEM

Washington, D.C. 20551

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

SUFFOLKFIRST BANK

(Exact name of registrant as specified in its charter)

Virginia	n/a	04-3607546
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3535 Bridge Road P. O. Box 1340 Suffolk, Virginia	23439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 934-8200

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

This agreement is entered into as of this 17th day of January 2008, by and between SuffolkFirst Bank, a Virginia banking corporation (hereinafter referred to as the “Bank”), and Keith B. Hawkins (hereinafter referred to as the “Executive”).

See the attached Exhibit 99.4 for Employment Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLKFIRST BANK (Registrant)

By:	/s/ Robert E. Clary, CPA
Robert E. Clary, CPA Chief Financial Officer

Date: January 17, 2008

EXHIBIT INDEX

Exhibit

99.4	Employment Agreement between SuffolkFirst Bank and Keith B. Hawkins, dated January 17, 2008

Exhibit 99.4

EMPLOYMENT AGREEMENT

THIS AGREEMENT is entered into as of this 17th day of January 2008, by and between SUFFOLKFIRST BANK, a Virginia banking corporation (hereinafter referred to as the “Bank”), and Keith B. Hawkins (hereinafter referred to as the “Executive”).

For and in consideration of their mutual promises, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Employment. The Bank agrees to continue to employ the Executive and the Executive agrees to continue his employment as Executive Vice President and Commercial Loan Officer of the Bank upon the terms and conditions stated herein. The Executive shall report directly to the President and Chief Executive Officer of the Bank, and render such administrative and management services to the Bank as are customarily performed by persons situated in a similar executive capacity. The Executive shall promote the business of the Bank and perform such other duties as shall, from time to time, be assigned by the President and Chief Executive Officer of the Bank. The Executive shall periodically disclose all business activities or commercial pursuits in which Executive is engaged, other than Bank duties.

2. Compensation.

(a) The Bank shall pay the Executive during the term of this Agreement, as compensation for all services rendered by him to the Bank, a base salary at the monthly rate of $11,250 commencing on the effective date of this Agreement (“Effective Date”). The rate of such salary shall be reviewed initially by the Board of Directors of the Bank (the “Directors”) on or about January 1, 2009, and not less often than annually thereafter, and the base salary, as in effect at anytime, shall not be decreased during the term of this Agreement.

(b) During the term of this Agreement, if Executive’s performance meets the “Standards” set forth in Paragraph 6 of this Agreement and any other criteria or standards that may be established by the Directors from time to time, Executive shall be eligible to receive an incentive bonus annually, as determined in the sole discretion of the Directors.

3. Participation in Retirement and Employee Benefit Plans: Fringe Benefits.

(a) The Executive shall be entitled to participate in any plan relating to deferred compensation, stock options, stock purchases, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Bank has adopted, or may, from time to time adopt, for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. The Executive shall receive at the Bank’s expense group term life insurance equal to five times his annual base salary, and the Executive shall also be entitled to purchase additional insurance coverage, at Executive’s expense.

(b) The Executive shall be entitled to twenty (20) vacation days per year plus such sick leave as is provided to other similarly situated executives of the Bank.

(c) The Bank shall provide a suitable automobile for business and personal use by Executive during the term of this Agreement, subject to applicable taxation regulations and requirements.

4. Term. The Term of this Employment Agreement (“Agreement”) shall be for one year from the Effective Date, and shall automatically renew for successive additional one-year terms. Notwithstanding the foregoing, however, the Term shall end 90 days after the date the Directors give the Executive a written Notice of Termination, the date of the Executive’s death, or the date of the Executive’s disability. Employment under this Agreement shall terminate immediately upon dismissal of the Executive for Cause in accordance with Paragraph 7 below. The Executive agrees to give his best and exclusive (except as permitted in Paragraph 5(b) of this Agreement) services to the Bank through the date of termination of employment hereunder. For purposes of this Agreement, the date of termination of employment is the last day the Executive is an employee of the Bank, including the last day of the period during which the Executive receives any severance pay in lieu of salary as provided in Paragraph 7(c) below.

5. Loyalty; Noncompetition.

(a) During the term of this Agreement, the Executive shall devote his full efforts and entire business time to the performance of his duties and responsibilities under this Agreement.

(b) During the term of this Agreement, and for the periods stated below, the Executive agrees he will not directly or indirectly, own, manage, operate, join, control or participate in the management, operation or control of, or be employed by any depository financial institution which competes with the Bank or any of its subsidiaries in its market area, defined as that geographic area within 35 miles of any office of the Bank that is open for business on the date Executive’s employment terminates as provided herein, or is specifically scheduled by the Bank to be open for business within 6 months of the date Executive’s employment with the Bank terminates as provided herein, without the prior written consent of the Bank.

(i) If Executive voluntarily resigns from the employment of the Bank under any circumstances other than following receipt of Notice of Termination of this Agreement, the restrictions stated herein shall apply during the twelve months (365 days) immediately following the date of termination of Executive’s employment.

(ii) If Executive’s employment terminates for any reason other than as provided in subparagraph (i) hereof, the restrictions stated herein shall not apply.

(c) The Executive agrees he will hold in confidence all knowledge or information of a confidential nature with respect to the business of the Bank, or any subsidiary, received by him during the term of this Agreement and will not disclose or make use of such information without the prior written consent of the Bank. The Executive agrees that he will be liable to the Bank for any damages caused by unauthorized disclosure of such information. Upon termination of his employment, the Executive agrees to return all records or copies thereof of the Bank or any subsidiary in his possession or under his control which relate to the activities of the Bank or any subsidiary.

(d) The Executive acknowledges that it would not be possible to ascertain the amount of monetary damages in the event of a breach by the Executive under the provisions of this Paragraph 5. The Executive agrees that, in the event of a breach of this Paragraph 5, injunctive relief enforcing the terms of the Paragraph is an appropriate remedy. If the scope of any restriction contained in this Paragraph 5 is determined by any court of competent jurisdiction to be too broad, then such restriction shall be enforced to the maximum extent permitted by law and the Executive consents that the scope of this restriction may be modified judicially.

6. Standards. The Executive agrees to accept and shall perform his managerial duties and responsibilities under this Agreement in accordance with such reasonable standards expected of employees with comparable positions in comparable organizations and as may reasonably be established from time to time by the President and Chief Executive Officer and/or the Directors. The Bank will provide the Executive with the working facilities and staff customary for similar executives and necessary for him to perform his duties. As Executive Vice President, the Executive shall have general supervision over, responsibility for and control over other subordinate officers, agents and employees of the Bank, as may be directed by the President and Chief Executive Officer. The Executive may accept any elective or appointed positions or offices with any duly recognized associations or organizations whose activities or purposes are closely related to the banking business, so long as said positions are for the purpose of generating good will for the Bank, and the responsibilities of the position do not interfere with the Executive’s responsibilities at the Bank.

7. Termination and Termination Pay.

(a) The Executive’s employment under this Agreement shall be terminated upon the death of the Executive during the term of this Agreement and the Bank shall have no further obligation hereunder.

(b) The Executive’s employment under this Agreement may be terminated at any time by the Executive upon 90 days’ advance written notice to the Directors. Upon such termination, the Executive shall be entitled to receive full compensation and benefits through the effective date of such termination.

(c) The Directors may terminate the Executive’s employment at any time, but any such termination by the Directors, other than termination for Cause, shall not prejudice the Executive’s right to compensation or other benefits as otherwise provided in this Agreement. The Bank shall provide written notice specifying the grounds for termination for Cause. Termination for Cause means a termination because of the Executive’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, a material failure to meet the Standards set forth in Paragraph 6 of this Agreement, willful violation of any law (other than traffic violations or similar offenses), rule, regulation, regulatory agreement, or a final cease-and-desist order, any material breach of any provision of this Agreement, engaging in acts constituting sexual harassment, breach of Bank policies, abuse of alcohol or other drugs, or any other act or omission that, in the reasonable judgment of the Directors, reflects adversely on Executive as a representative of the Bank, or the Bank itself.

In the event the Bank gives Notice of Termination of this Agreement, other than termination for Cause, the Executive may elect to resign from his employment hereunder. If Executive resigns under these circumstances, the Executive shall be entitled to 90 days’ severance pay and benefits otherwise available hereunder. Severance pay and benefits payable hereunder will be paid on the normal payroll dates. The Executive shall have no right to receive compensation or other benefits for any period after termination for Cause.

(d) Subject to the Bank’s obligations and the Executive’s rights under state and federal laws, and to the vacation leave, disability leave, sick leave and any other leave policies of the Bank, the Executive’s employment under this Agreement automatically shall be terminated in the event the Executive becomes disabled during the term of this Agreement and it is determined by a physician selected as stated below that the Executive is unable to perform the essential functions of his job under this Agreement for sixty (60) business days or more during any 12-month period. Upon any such termination, the Executive shall be entitled to receive any compensation the Executive shall have earned prior to the date of termination but which remains unpaid, and shall be entitled to any payments provided under any disability income plan of the Bank which is applicable to the Executive. In the event of any disagreement between the Executive and the Bank as to whether the Executive is physically or mentally incapacitated such as will result in the termination of the Executive’s employment pursuant to this Paragraph 7(d), the question of such incapacity shall be submitted to an impartial physician licensed to practice medicine in Virginia for determination and who will be selected by mutual agreement of the Executive and the Bank. The Bank shall pay the reasonable fees and expenses of such physician in making any determination required under this Paragraph 7(d).

8. Change in Control.

(a) On the Effective Date (defined below) of a Change in Control (defined below), if Executive is terminated from his employment by the Bank or is not offered comparable employment by any successor to the Bank, the Bank shall pay to the Executive a lump sum cash payment in the amount of 2.99 times Executive’s then annual base salary.

(b) As used in this Section 8, the following terms shall have the meanings set forth below:

(i) “Effective Date” means the date on which a Change of Control is consummated. Anything in this Agreement to the contrary notwithstanding, if a Change in Control is consummated, if the Executive’s employment with the Bank is terminated prior to the date on which the Change in Control is consummated, and if it is reasonably demonstrated by the Executive that such termination of employment (A) was at the request of a third party who has taken steps reasonably calculated to effect the Change in Control, or (B) otherwise arose in connection with or anticipated of the Change in Control, then for all purposes of this Agreement, the “Effective Date” shall mean the date immediately prior to the date of such termination of employment.

(ii) “Change in Control” means:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Bank (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Bank entitled to vote generally in the election of directors (the “Outstanding Voting Securities”). Notwithstanding the foregoing, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Bank (ii) any acquisition by the Bank, (3) any acquisition by, or benefit distribution from, any employee benefit plan (or related trust) sponsored or maintained by the Bank or any entity controlled by the Bank, (4) any acquisition pursuant to any compensatory stock option, stock purchase or other stock plan for employees for the Bank, or (5) any acquisition pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (1), (2), and (3) of Subsection (C) of this Section (8)(b)(ii) are satisfied; or

(B) Individuals who, as of the date hereof, constitute the Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Bank; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the directors then comprised the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (with his predecessor thereafter ceasing to be a member); or

(C) Approval by the shareholders of the Bank of the reorganization, merger, or consolidation of the Bank unless, following such reorganization, merger, or consolidation, (1) more than 60T of the then outstanding share of common stock and the then outstanding voting securities of the resulting entity is then beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding voting Securities immediately prior to such reorganization, merger, or consolidation, (2) no Person (excluding (a) the Bank, (b) any employee benefit plan (or related trust) of the Bank or such entity resulting from such reorganization, merger, or consolidation, and (c) any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, 30% or more of the Outstanding common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 30% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the resulting entity, and (3) at least a majority of the members of the board of directors or other governing body of the resulting entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, or consolidation; or

(D) Approval by the shareholders of the Bank of (1) a complete liquidation or dissolution of the Bank, or (2) the sale or other disposition of all or substantially all of the assets of the Bank other than to an entity with respect to which, following such sale or other disposition, (a) more than 60% of the outstanding shares of common stock and the then outstanding voting securities of such entity is beneficially owned by all or substantially all of the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or disposition; (b) no Person (excluding (i) Bank, (ii) any employee benefit plan (or related trust) of the Bank or such entity, and (iii) any Person beneficially owning, immediately prior to such sale or other disposition, 30% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns 30% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of such entity, and (c) at least a majority of the members of the board of directors or other governing body of such entity were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of the assets of the Bank.

9. Additional Regulatory Requirement. Notwithstanding anything contained in this Agreement to the contrary, it is understood and agreed that the Bank (or any of its successors in interest) shall not be required to make any payment or take any action under this Agreement if:

(a) the Bank is declared by any governmental agency having jurisdiction over the Bank (hereinafter referred to as “Regulatory Authority”) to be insolvent, in default or operating in an unsafe or unsound manner pursuant to formal or informal bank regulatory action; or,

(b) In the reasonable opinion of counsel to the Bank, such payment or action (i) would be prohibited by or would violate any provision of state or federal applicable to the Bank, including, without limitation, the Federal Deposit Insurance Act as now in effect or hereafter amended, (ii) would be prohibited by or would violate any applicable rules, regulations, orders or statements of policy, whether now existing or hereafter promulgated, of any Regulatory Authority, or (iii) otherwise would be prohibited by any Regulatory Authority.

10. Successors and Assigns.

(a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by conversion, merger, purchase or otherwise, all or substantially all of the assets of the Bank.

(b) Since the Bank is contracting for the unique and personal skills of the Executive, the Executive shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining written consent of the Bank.

11. Modification; Waiver; Amendments. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and on behalf of the Bank by such officer as may be specifically designated by the Directors. No waiver by either party hereto, at any time, of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No amendment or addition to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

12. Applicable Law. This Agreement shall be governed in all respects whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any prevision shall not affect the validity or enforceability of the other provisions hereof.

14. Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute a fully executed document.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

SUFFOLKFIRST BANK

By	/s/ Darrell G. Swanigan
Darrell G. Swanigan President and Chief Executive Officer

EXECUTIVE

/s/ Keith B. Hawkins
Keith B. Hawkins